UNITED STATES
          SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2020

Carter’s, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-31829	13-3912933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Phipps Tower,
3438 Peachtree Road NE, Suite 1800
Atlanta, Georgia 30326
(Address of principal executive offices, including zip code)
(678) 791-1000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock par value $0.01 per share	CRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.                      Regulation FD Disclosure.

On April 6, 2020, Carter’s, Inc. (the “Company”) issued a press release providing an update on actions it is taking to address the COVID-19 outbreak, which include:

•	With the safety of its customers and employees in mind, the Company has extended the temporary suspension of store operations in North America and will reopen them when it is clearly safe to do so.

•
With the extended period for temporary store closures, all store employees were furloughed on April 3, 2020. Compensation payments to the Company’s store employees will resume when its stores reopen and they are able to return to work; employee benefits will continue during the furlough.

•
To support consumer demand for its brands in North America, the Company continues to make its brands available 24/7 online at www.carters.com, www.oshkosh.com, www.skiphop.com, www.cartersoshkosh.ca, and www.carters.com.mx. The Company’s distribution centers continue to operate and fulfill online demand from consumers and its wholesale customers.

•	The Company has provided compensation incentives and implemented workplace safety and health monitoring protocols to support the health and well-being of its distribution center employees.

In response to lower sales related to the global pandemic and extended payment terms by its wholesale customers, the Company has also taken the following steps to strengthen its financial position, including:

•	cancellation and significant reduction of inventory commitments;

•	extension of payment terms with suppliers, vendors, and landlords;

•	reduction in planned capital expenditures;

•	temporary salary reductions;

•	furlough and reductions of office-based employees;

•	suspension of merit increases, incentive compensation, and 401(k) matching contributions; and

•	reduction of other variable and discretionary expenses.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01.                      Financial Statements and Exhibits.

Exhibits – The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Press release, dated April 6, 2020
101	Cover Page Interactive Data File - the cover page tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, Carter’s, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 6, 2020	CARTER’S, INC.

	By:	/s/ Scott Duggan
	Name:	Scott Duggan
	Title:	Senior Vice President, General Counsel and Secretary